THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. LICENSE AND SUPPLY SECOND AMENDMENT This LICENSE AND SUPPLY SECOND AMENDMENT (“Second Amendment”) is entered into as of 20 April 2026 (the “Second Amendment Effective Date”) by and between Aquestive Therapeutics, Inc., a Delaware corporation having its principal place of business at 30 Technology Drive, Warren, New Jersey 07059 (“Aquestive”), and Atnahs Pharma UK Limited, a company registered in England and Wales having its principal place of business at Sovereign House, Miles Gray Road, Basildon, Essex SS14 3FR (“Pharmanovia”). Aquestive and Pharmanovia are sometimes referred to hereinafter individually as a “Party” and collectively as the “Parties.” RECITALS: A. Aquestive and Pharmanovia entered into a License and Supply Agreement related to the Product in certain territories as specified therein on September 26, 2022, which was subsequently amended by an Amendment Agreement dated 27 March 2023 (together, the “Agreement”). B. Aquestive and Pharmanovia have agreed to enter into this Second Amendment in order to further amend certain terms of the Agreement. C. In consideration of the foregoing and the mutual representations, warranties and covenants contained herein, the Parties, intending to be legally bound hereby, agree as follows: 1. DEFINITIONS Unless otherwise defined in this Second Amendment, capitalized terms used in this Amendment have the meanings ascribed to them in the Agreement. 2. AMENDMENT 2.1 With effect from the Second Amendment Effective Date, Aquestive and Pharmanovia hereby agree to make the following amendments to the Agreement. 2.2 Section 2.4.2 of the Agreement shall be deleted in its entirety and replaced with the following: “2.4.2 Pharmanovia Use of Subcontractors. Subject to the terms of the Agreement, Aquestive acknowledges and agrees that Pharmanovia may exercise its rights or perform its obligations

2 including the right to Develop (as set forth in Section 4.3) and Commercialize, including to prepare and file Regulatory Approval Applications, to register the Product with the applicable Regulatory Authorities within the Field and to hold Regulatory Approvals, and distribute the Product in the Territory under this Agreement through one or more subcontracts for distribution with Third Parties selected by Pharmanovia; provided that, Pharmanovia will remain fully responsible for the performance of all obligations delegated to the subcontractor including responsibility for the work allocated to, and payment to, such Third Parties to the same extent it would if it had done such work itself. Pharmanovia shall remain responsible for all pharmacovigilance activities and providing data and regulatory documentation as requested by Aquestive. Prior to the appointment by Pharmanovia of any subcontractor for distribution, Pharmanovia shall inform Aquestive. Prior to the sharing of Aquestive IP or Aquestive Know How by Pharmanovia to any third party for any purpose, including to subcontractors for distribution, Pharmanovia shall request Aquestive’s pre- approval in writing. Aquestive’s pre-approval shall not be unreasonably withheld, conditioned or delayed. Aquestive shall respond in writing to Pharmanovia’s written request within [****] Business Days. If Aquestive has not responded in writing within [****] Business Days, then Aquestive shall be deemed to have approved Pharmanovia’s request . For the avoidance of doubt, in this Agreement a “subcontract for distribution” refers to a commercial arrangement in which responsibility for Product resale, together with the associated commercial and credit risks, passes from Pharmanovia to its distributor.” 2.3 Sections 2.5.1 and 2.5.2 of the Agreement shall be deleted in their entirety and replaced with the following which shall also include a new Section 2.5.2A: “2.5.1 Subject to the terms and conditions of this Agreement, Aquestive hereby grants to Pharmanovia, and Pharmanovia hereby accepts as to the Product in the Field in the Territory: (a) a non-exclusive, non-transferable, non-sublicensable (save as permitted in this clause 2.5.1) license to use the Aquestive Marks (excluding the Aquestive Product Mark(s)); and (b) an exclusive, non- transferable, non-sublicensable (save as permitted in this clause 2.5.1) license to use the Aquestive Product Mark(s), in each case, solely in conjunction with the Commercialization of the Product in the Field in the Territory and solely for such uses as are specifically approved in writing by Aquestive (which uses Aquestive hereby confirms includes use of the Aquestive Marks to identify Aquestive as the manufacturer of the Product if so required by Applicable Laws). Pharmanovia may sublicense the Aquestive Marks and Aquestive Product Marks to Subcontractors appointed by Pharmanovia and notified or approved (as applicable) by Aquestive in accordance with clause 2.4.2. and solely for such uses as are specifically approved in writing by Aquestive. For the avoidance of doubt there is no obligation on Pharmanovia to apply the Aquestive Marks to the Product packaging, except as required by Applicable Law. “2.5.2 Aquestive hereby confirms that Pharmanovia and its notified/approved (as applicable) Subcontractors may apply the Pharmanovia Marks to the Product. Subject to the terms and conditions of this Agreement, Pharmanovia hereby grants to Aquestive, and Aquestive hereby accepts, a non-exclusive, non-transferable, non-sublicensable license to use the Pharmanovia Marks solely in conjunction with the labeling and specified packaging of Product for Supply in the Field in the Territory and solely as such are approved in writing by Pharmanovia.

3 “2.5.2A Pharmanovia shall notify Aquestive from time to time of its intention to use the Aquestive Marks and Aquestive Product Marks in any country in the Territory in addition to those countries covered by EUTM for Libervant with registration number 017599499 and the United Kingdom. Pharmanovia shall provide Aquestive the names of such additional countries (the “Additional Mark Countries”) in which the Aquestive Marks and Aquestive Product Marks are intended to be used and shall provide such assistance as Aquestive may reasonably require in preparing and filing appropriate applications for protection of the Aquestive Marks and Aquestive Product Marks in such countries. Pharmanovia shall be responsible for the reimbursement to Aquestive of all reasonable local counsel and filing fees for the prosecution and maintenance of trademark applications in such Additional Mark Countries where Aquestive determines that protection is appropriate. For the avoidance of doubt, Pharmanovia shall not be responsible for the reimbursement to Aquestive of any costs incurred by Aquestive in the prosecution and maintenance of the Aquestive Marks and Aquestive Product Marks in any country covered by EUTM for Libervant with registration number 017599499 and in the United Kingdom. Pharmanovia shall not file any trademark applications in any country in the Territory for marks that are identical to or confusingly similar to the Aquestive Marks or Aquestive Product Marks.” 2.4 Section 5.2.2 of the Agreement shall be deleted in its entirety and replaced with the following: “5.2.2 Notwithstanding the foregoing, if, at any time after [****], Pharmanovia can establish by competent evidence that its Profit/Net Sales in respect of the Product [****] month basis has fallen below [****] in those countries in the Territory in which the Product is Commercialised directly by Pharmanovia (and not via one or more “subcontractors for distribution” (as that term is defined in clause 2.4.2)) then, at Pharmanovia’s request, the Parties agree that for future Purchase Orders relating to those countries: 5.2.2.1 the Product Transfer Price shall be equal to COGS plus [****]; and 5.2.2.2 no further Royalty payments shall be made by Pharmanovia and Pharmanovia shall instead pay to Aquestive a Profit Share as further set out in Section 7.3. If a Purchase Order includes Product intended for more than one country, then the provisions in this clause 5.2.2 shall apply only in respect of Product intended for those countries in which the Product is Commercialised directly by Pharmanovia.” 2.5 Section 5.3.5 of the Agreement shall be deleted in its entirety and replaced with the following: “5.3.5 Aquestive shall deliver Products set forth in each Purchase [****] to Pharmanovia’s designated carrier as specified by Pharmanovia in the applicable Purchase Order or otherwise notified in writing to Aquestive by Pharmanovia at least thirty (30) days prior to the applicable delivery date set forth in such Purchase Order. Aquestive shall be responsible for clearing the Product for export with the United States Drug Enforcement Administration (DEA form 236), and any associated duties, taxes or fees associated with export clearance shall be billed to Pharmanovia by Aquestive. Accordingly, Aquestive shall act as exporter of record and shall be responsible for obtaining any and all required export permits. Pharmanovia shall be responsible for clearing the Product for import, including transit through any third countries, to the applicable destination

4 country. Title to the Products shall pass to Pharmanovia on delivery free of any security, charge, interest, lien or other encumbrance.” 2.6 Section 5.8 of the Agreement shall be deleted in its entirety and replaced with the following: “5.8 Return of Non-Conforming Product. Notwithstanding any other provisions of this Agreement to the contrary, Pharmanovia agrees to return to Aquestive (or at Aquestive’s written direction, to its contractors) or dispose of such Product as Aquestive may direct in writing to Pharmanovia any Product, in any such case at Aquestive’s sole cost, that: (a) does not conform with the Product Requirements at the time of delivery (as delivered in accordance with Section 5.3.5); (b) to the extent is not in compliance with the Purchase Order as set forth in Section 5.6; or (c) if Pharmanovia and Aquestive mutually agree in writing. Aquestive shall be responsible for the costs associated with the return and proper disposal of all such Product to the extent not in conformance with the Product Requirements and Purchase Order at the time of shipment and Pharmanovia’s sole remedy for such shipment of non-conforming Product is replacement thereof by Aquestive with Product conforming to Product Requirements (at Aquestive’s sole cost including shipping costs incurred by Pharmanovia). Notwithstanding the foregoing, Aquestive shall not be responsible for any costs associated with the return and proper disposal of any such Product that is in conformance with the Specifications and Purchase Order at the time of shipment including but not limited to where such non-conformance arose after the time of shipment due to any act or omission of Pharmanovia or a Third Party.” 2.7 Section 5.11 of the Agreement shall be deleted in its entirety and replaced with the following: “5.11 Aquestive Quality Agreement. In connection with the Supply activities of the Product under this Agreement, prior to the first commercial sale, Pharmanovia and Aquestive will enter into a written quality assurance agreement, reasonably acceptable to both Parties, which details the obligations of each Party with respect to the Supply of the Product by Aquestive (the “Quality Agreement”). The definitive terms and conditions for such detailed quality assurance obligations shall be discussed in good faith and agreed upon between Pharmanovia and Aquestive separately in the Quality Agreement, which shall thereupon be incorporated by reference into and made a part of this Agreement. In the event of conflict between terms of the Quality Agreement and the terms of this Agreement, the terms of this Agreement will govern.” 2.8 Section 5.12 of the Agreement shall be deleted in its entirety and replaced with the following: “5.12 Adverse Event and Safety Reporting. Prior to the first commercial sale, the Parties will enter into a written Safety Data Exchange Agreement with respect to the Product which shall thereupon be incorporated by reference into and made part of this Agreement (the “Safety Data Exchange Agreement”). In the event of conflict between terms of the Safety Data Exchange

5 Agreement and the terms of this Agreement, the terms of this Agreement will govern. Notwithstanding anything to the contrary contained in this Agreement, Pharmanovia shall be solely responsible for making all reports of Adverse Events to the applicable Regulatory Authority.” 2.9 Part 3 (AQUESTIVE PRODUCT MARKS) of Product Schedule 1 of the Agreement shall be deleted in its entirety and replaced with the following: “3. AQUESTIVE PRODUCT MARKS The Aquestive Product Marks are set forth below: Libervant (word) Libervant design ”

6 2.10 Part 7.7 (Minimum Volume Commitments) of Product Schedule 1 of the Agreement shall be deleted in its entirety and replaced with the following: “7.7 Minimum Volume Commitments Time Period Minimum Volume Commitment in the Original Territories Minimum Volume Commitment in Australia and New Zealand Minimum Volume Commitment in the Original Territories in LATAM APAC Minimum Volume Commitment in APAC (i.e. excluding Australia and New Zealand) Minimum Volume Commitment in all other territories 1. Commercialization Year 1 None None None None None 2. Commercialization Year 2 [****] [****] [****] [****] [****] 3. Commercialization Year 3 [****] [****] [****] [****] [****] 4. Commercialization Year 4 [****] [****] [****] [****] [****] 5. Commercialization Year 5 and beyond [****] [****] [****] [****] [****] In the event Pharmanovia fails to meet the Minimum Volume Commitment set forth above for a given time period, Pharmanovia shall have the option to make up the shortfall in the number of Units purchased by no later than June 30 following the end of the time period.” 3. TERMS AND CONDITIONS Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

7 4. COUNTERPARTS; SIGNATURES This Amendment may be executed in multiple counterparts, all of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Signatures provided by facsimile or e-mail transmission shall be deemed to be original signatures. [Signature page follows]

8 IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives, effective as of the Effective Date of this Second Amendment. AQUESTIVE THERAPEUTICS, INC. By: /s/ Cassie Jung Name: Cassie Jung Title: Chief Operating Officer ATNAHS PHARMA UK LIMITED By: /s/ Neeshe Williams Name: Neeshe Williams Title: Director